UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 17, 2017

REVEN HOUSING REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54165	84-1306078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

875 Prospect Street, Suite 304 La Jolla, CA 92037
(Address of principal executive offices)

(858) 459-4000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Birmingham 72 Purchase and Sale Agreement

On December 9, 2016, Reven Housing REIT, Inc. (the “Company”) entered into a Single Family Homes Real Estate Purchase and Sale Agreement (the “Birmingham 72 Agreement”) with Easy Rentals, LLC, an Alabama limited liability company (“Easy Rentals”), for the Company’s purchase of a portfolio of up to 72 single-family homes located in the Birmingham, Alabama, metropolitan area from Easy Rentals. The Birmingham 72 Agreement was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on December 9, 2016.

On February 17, 2017, the Company and Easy Rentals entered into an amendment to the Birmingham 72 Agreement, pursuant to which the parties amended the Birmingham 72 Agreement to extend the closing date and the Company’s due diligence period to no later than March 6, 2017.

The foregoing description of the amendment to the Birmingham 72 Agreement is qualified in its entirety by reference to the full text of the amendment, which is attached hereto as Exhibit 10.1.

Atlanta 50 Purchase and Sale Agreement

On December 7, 2016, the Company entered into a Single Family Homes Real Estate Purchase and Sale Agreement (the “Atlanta 50 Agreement”) with Golden Alliance Management, LLC, a Georgia limited liability company (“Golden Alliance”), for the Company’s purchase of a portfolio of up to 50 single-family homes located in the Atlanta, Georgia, metropolitan area from Golden Alliance. The Atlanta 50 Agreement was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on December 12, 2016.

On February 17, 2017, the Company and Golden Alliance entered into an amendment to the Atlanta 50 Agreement, pursuant to which the parties amended the Atlanta 50 Agreement to exclude 10 homes from the portfolio to be purchased and to require that Golden Alliance conduct certain repairs on the remaining 40 homes, at its expense, prior to the closing date.

The foregoing description of the amendment to the Atlanta 50 Agreement is qualified in its entirety by reference to the full text of the amendment, which is attached hereto as Exhibit 10.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this report:

10.1	Amendment dated February 17, 2017 to Single Family Homes Real Estate Purchase and Sale Agreement (Birmingham 72) dated December 9, 2016
10.2	Amendment dated February 17, 2017 to Single Family Homes Real Estate Purchase and Sale Agreement (Atlanta 50) dated December 7, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVEN HOUSING REIT, INC.

Dated: February 22, 2017	/s/ Chad M. Carpenter
Chad M. Carpenter,
Chief Executive Officer